Exhibit 321.

CERTIFICATION PURSUANT TO
18. U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trecora Resources (the “Company”) on Form 10-K for the year ending December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Simon Upfill-Brown, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Simon Upfill-Brown
 Simon Upfill-Brown
President and Chief Executive Officer

March 16, 2017

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.